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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                      March 25, 1997
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

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COLLECTIONS:                                                                                  For Month of:
                                                                                              February 1997
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Principal Collections: Total Pool                                                             $326,157,872.68

Interest Collections
         Regular Pool                                                                           $4,107,615.01
         Concentration Pool                                                                       $295,496.40
              ==============================                                                  ===============
              Interest Collections: Total Pool                                                  $4,403,111.41

Investment Proceeds
         Regular Pool                                                                             $226,406.56
         Concentration Pool                                                                       $116,264.60
              ==============================                                                  ===============
               Total Investment Proceeds:  Total Pool                                             $342,671.16

Series 1996-1: Yield Supplement Deposit Amount                                                          $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                             Calculated as of
              month using recalculated prior month ending balances.)                          January 31, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                             65.55%
              Series 1996-1                                                                              0.00%
              Series 1996-2                                                                             34.45%
         Concentration Pool
              Series 1995-1                                                                            100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                             60.45%
              Series 1996-1                                                                              0.00%
              Series 1996-2                                                                             32.27%
         Concentration Pool
              Series 1995-1                                                                             88.54%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                             na
              Series 1996-1                                                                             na
              Series 1996-2                                                                             na
         Concentration Pool
              Series 1995-1                                                                             na

Excess Transferor Percentage
         Regular Pool                                                                                    2.00%
         Concentration Pool                                                                              2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                 As of last day of:
                                                                                              February , 1997
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Series 1994-1 Initial Principal Amount: Class A                                               $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                            $35,804,424.96
Series 1994-1 Principal Distributed to Investors                                                        $0.00
Series 1994-1 Principal Funding Account Balance                                                         $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                         $0.00
Series 1994-1 Invested Amount                                                                 $297,195,575.04
Series 1994-1 outstanding Principal Balance                                                   $333,000,000.00

Series 1995-1 Initial Principal Amount                                                         $50,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                            $16,888,270.14
Series 1995-1 Principal Distributed to Investors                                                        $0.00
Series 1995-1 Principal Funding Account Balance                                                         $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                         $0.00
Series 1995-1 Invested Amount                                                                  $33,111,729.86
Series 1995-1 outstanding Principal Balance                                                    $50,000,000.00

Series 1996-1 Initial Funded Amount                                                            $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                             $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                         $50,000,000.00
Series 1996-1 Funded Amount                                                                             $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                     $0.00
Series 1996-1 Principal Distributed to Investors                                                        $0.00
Series 1996-1 Principal Funding Account Balance                                                         $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                         $0.00
Series 1996-1 Invested Amount                                                                           $0.00
Series 1996-1 outstanding Principal Balance                                                             $0.00

Series 1996-2 Initial Principal Amount: Class A                                               $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                 $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                            $16,317,606.75
Series 1996-2 Principal Distributed to Investors                                                        $0.00
Series 1996-2 Principal Funding Account Balance                                                         $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                         $0.00
Series 1996-2 Invested Amount                                                                 $158,682,393.25
Series 1996-2 outstanding Principal Balance                                                   $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                              As of:
                                                                                              February 28, 1997
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Series 1994-1: Class A                                                                                   1.00000000
Series 1994-1: Class B                                                                                   1.00000000
Series 1996-2: Class A                                                                                   1.00000000
Series 1996-2: Class B                                                                                   1.00000000
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POOL BALANCE:                                                                                 For Month of:
                                                                                              February , 1997
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Pool Balance, beginning of month
         Regular Pool                                                                         $492,217,481.97
         Concentration Pool                                                                    $35,168,167.33
              ==============================                                                  ===============
              Total Pool                                                                      $527,385,649.30

Pool Balance, end of month
         Regular Pool                                                                         $491,627,678.50
         Concentration Pool                                                                    $37,445,019.53
              ==============================                                                  ===============
              Total Pool                                                                      $529,072,698.03

Pool Balance, average
         Regular Pool                                                                         $479,530,325.55
         Concentration Pool                                                                    $36,022,943.42
              ==============================                                                  ===============
              Total Pool                                                                      $515,553,268.97
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REGULAR POOL DISTRIBUTIONS                                                                    As of:
                                                                                              March 25, 1997
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                    $0.00
              Series 1994-1: Class B                                                                    $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2: Class A                                                                    $0.00
              Series 1996-2: Class B                                                                    $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                            $1,374,547.22
              Series 1994-1: Class B                                                               $71,493.33
              Series 1996-1                                                                             $0.00
              Series 1996-2: Class A                                                              $718,481.94
              Series 1996-2: Class B                                                               $32,929.17

Regular Pool Transferors Interest                                                                  $82,152.30

Interest Shortfall
              Series 1994-1: Class A                                                                    $0.00
              Series 1994-1: Class B                                                                    $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2: Class A                                                                    $0.00
              Series 1996-2: Class B                                                                    $0.00

Servicing Fee
              Series 1994-1                                                                       $246,813.51
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                       $131,800.16

Reserve Fund Deposit Amount
              Series 1994-1                                                                             $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                             $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                            As of:
                                                                                              March 25, 1997
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Investor Default Amount
              Series 1994-1                                                                             $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                             $0.00

Carry Over Amount
              Series 1994-1                                                                             $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                             $0.00

Amount Distributed not including Excess Distribution to Transferor                              $2,658,217.64

Unreimbursed Charge-off Amounts                                                                         $0.00

Non-use Fee (Series 1996-1)                                                                         $3,888.89
Increased Cost Amounts (Series 1996-1)                                                                  $0.00

Previously waived servicing fee
              Series 1994-1                                                                             $0.00
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                             $0.00

Excess Distributed to Transferor                                                                $1,671,915.04

Total Distributed                                                                               $4,334,021.57

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                     $4.33611111
              Series 1994-1 Class B                                                                     $4.46833333
              Series 1996-1                                                                             $0.00000000
              Series 1996-2 Class A                                                                     $4.28944444
              Series 1996-2 Class B                                                                     $4.39055556
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RESERVE FUNDS                                                                                 As of:
                                                                                              March 25, 1997
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Series 1994-1
              Balance                                                                           $1,665,000.00
              Deficiency Amount                                                                         $0.00

Series 1995-1
              Balance                                                                             $375,000.00
              Deficiency Amount                                                                         $0.00

Series 1996-1
              Balance                                                                             $250,000.00
              Deficiency Amount                                                                         $0.00

Series 1996-2
              Balance                                                                             $875,000.00
              Deficiency Amount                                                                         $0.00
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CHARGE OFFS                                                                                   As of:
                                                                                              February 28, 1997
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Defaulted Receivables                                                                                   $0.00
Investor Default Amount                                                                                 $0.00
Deficiency Amount                                                                                       $0.00
Draw Amount                                                                                             $0.00
Investor Charge-Off's                                                                                   $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                      As of:
                                                                                              February 28, 1997
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Required Subordinated Amount
              Series 1994-1                                                                    $17,370,231.72
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                     $6,638,909.20

Available Subordinated Amount
              Series 1994-1                                                                    $17,370,231.72
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                     $6,638,909.20
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EXCESS RECEIVABLES                                                                            As of:
              To be used in the following month's computations.                               February 28, 1997
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                    $93,627,274.33
              Finance Hold Receivables                                                          $1,870,874.91
              Auction Advantage Program                                                                 $0.00
              Delayed Payment Program                                                              $92,391.00
              Payment Agreements                                                                  $206,807.87

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                   $185,175,444.31
              Finance Hold Receivables                                                                  $0.00
              Auction Advantage Program                                                        $26,453,634.90
              Delayed Payment Program                                                          $10,581,453.96
              Payment Agreements                                                                  $500,000.00

Total unallocated Excess Receivables                                                            $1,870,874.91

Allocated Excess Receivables
              Series 1994-1                                                                     $1,119,411.25
              Series 1995-1                                                                       $171,138.56
              Series 1996-1                                                                             $0.00
              Series 1996-2                                                                       $580,325.10
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DELINQUENCIES                                                                                 As of:
                                                                                              February 28, 1997
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30 Day Delinquencies in excess of $1,000                                        $                              0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                               As of:
                                                                                              February 28, 1997
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Series 1994-1
              outstanding Principal Balance                                                   $333,000,000.00
              Regular Pool Balance                                                            $491,627,678.50
              Subordination Percentage                                                                   5.50%
              Non Transferor's Percentage                                                               98.00%
              Series Allocation Percentage                                                              65.55118110%
              Excess Funding Amount                                                            $35,804,424.96

Series 1995-1
              outstanding Principal Balance                                                    $50,000,000.00
              Concentration Pool Balance                                                       $37,445,019.53
              Subordination Percentage                                                                   9.25%
              Non Transferor's Percentage                                                               98.00%
              Series Allocation Percentage                                                             100.000000%
              Excess Funding Amount                                                            $16,888,270.14

Series 1996-1
              outstanding Principal Balance                                                             $0.00
              Regular Pool Balance                                                            $491,627,678.50
              Subordination Percentage                                                                  10.00%
              Non Transferor's Percentage                                                               98.00%
              Series Allocation Percentage                                                               0.00000000%
              Excess Funding Amount                                                                     $0.00

Series 1996-2
              outstanding Principal Balance                                                   $175,000,000.00
              Regular Pool Balance                                                            $491,627,678.50
              Subordination Percentage                                                                   4.00%
              Non Transferor's Percentage                                                               98.00%
              Series Allocation Percentage                                                              34.44881890%
              Excess Funding Amount                                                            $16,317,606.74
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ASSET COMPOSITION EVENTS:                                                                     For Month of:
                                                                                              February 25, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                              6.78%
              Test Value                                                                                50.00%
              Event                                                                                   none

Total Pool: 12 month test                                                                                0.00%
              Test Value                                                                                25.00%
              Event                                                                                   none

Series 1995-1: 2 month test                                                                             31.08%
              Test Value                                                                                50.00%
              Event                                                                                   none

Series 1995-1: 12 month test                                                                             0.00%
              Test Value                                                                                25.00%
              Event                                                                                   none
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SERIES 1995-1 SUBORDINATION:                                                                  For Month of:
                                                                                              February , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                   171,138.56
              Class IV Receivables                                                                       0.00
              Unreviewed Receivables                                                                     0.00
              Rejected Receivables                                                                       0.00

ISA Percentage
               Excess Receivables                                                                      100%
               Class IV Receivables                                                                     25%
               Unreviewed Receivables                                                                   25%
               Rejected Receivables                                                                    100%

Incremental Subordinated Amount: Total                                                                171,138.56

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                   3,394,391.02
              + Incremental Subordinated Amount                                                    171,138.56
                                                                                                 3,565,529.58

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                        3,377,992.63
               - Required Draw Amount (previous DD)                                                     $0.00
               - Reserve Fund w/d (on previous DD)                                                                   -
               + portion of Excess Interest to Transferor (previous DD)                               37,053.64
               - Incremental Subordination Amount (previous DD)                                   (189,998.26)
               + Incremental Subordination Amount (current DD)                                        171,138.56
               - Subord % of change in EFA (since previous DD)                                     227,722.92
              Ending ASA:                                                                        3,565,529.58

(4) Reserve Fund Balance                                                                           375,000.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                      For Month of:
                                                                                              February , 1997
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(1) Available Subordinated Amount (ASA)                                                          3,565,529.58
               Required Subordinated Amount (RSA)                                                3,565,529.58
               Test Event: ASA less than  RSA                                                         None

(2) Servicer Default                                                                                  None

(3) Principal not Repaid by Expected Final Pmt Date                                                   None
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SERIES 1995-1 MEGADEALERSHIPS                                                                 For Month of:
                                                                                              February , 1997
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Dealership Groups in excess of 30% of Receivables: Group 1                                     $19,671,976.18
Test Value                                                                                      11,233,505.86
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SERIES 1995-1 DISTRIBUTIONS                                                                   As of
                                                                                              March 25, 1997
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Excess Transferor's Percentage x Interest Collections                                                33,872.20
Monthly Interest to Investors                                                                      238,194.44
Interest Shortfall                                                                                                   -
Monthly Servicing Fee (1%)                                                                              27,593.11
Reserve Fund Deposit Amount                                                                                          -
Investor Default Amount                                                                                              -
Carry-Over Amount                                                                                                    -
Amount Distributed                                                                                                   -
Unreimbursed  Charge-off Amounts                                                                                     -
Previously waived Servicing Fee                                                                                      -
Excess Interest Distributed to Transferor                                                              112,101.25
              Total Distributed                                                                       411,761.00

Total Distributed to WOFCO                                                                           173,566.56

Charge-offs:
              Defaulted Receivables                                                                                  -
              Investor Default Amount                                                                                -
              Deficiency Amount                                                                                      -
              Draw Amount                                                                                            -
              Investor Charge-Offs                                                                                   -
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